                                                                Exhibit 10:159

            EIGHTH ADDENDUM TO AMENDED REGISTRATION RIGHTS AGREEMENT

         This Eighth Addendum ("Addendum") to the Amended Registration Rights Agreement dated June 24, 1994, as amended through the date hereof
("Registration Rights Agreement") between Ligand Pharmaceuticals Incorporated (the "Company") and S.R. One, Limited ("Investor") is effective as of February 10, 1997.

                                    RECITALS

         A. As of the date hereof, the Company has issued 164,474 shares of the Company's Common Stock (the "Shares") to Investor pursuant to Section 1.1(c) of that certain Stock and Note Purchase Agreement dated February 3, 1995 among the Company, Investor and SmithKline Beecham Corporation (the "Purchase Agreement").

         B. This Addendum serves to include the Shares within the definition of "Registrable Securities" under the Registration Rights Agreement and to modify Schedule A to the Registration Rights Agreement to include such Shares, all pursuant to Section 2.6(a) of the Registration Rights Agreement.


         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in the Registration Rights Agreement, the parties agree as follows:

         1. Section 1.1, paragraph (f) of the Registration Rights Agreement is hereby restated in its entirety as follows:

                 "(f)     The term "Registrable Securities" means (i) the
         6,150,085 shares of Class B Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued upon conversion of the Company's Preferred Stock to the holders thereof and in the amounts set forth on Schedule A attached hereto,
         (ii) the Common Stock issuable or issued upon exercise of those warrants issued to certain Existing Investors and pursuant to which such Existing Investors were previously granted registration rights by the Company, (iii) the 571,305 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to Abbott Laboratories pursuant to a Stock Purchase Agreement dated July 6, 1994 which shares are reflected on Schedule A attached to the First Addendum to this Agreement, (iv) the 574,513 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to American Home Products Corporation pursuant to a Stock and Note Purchase Agreement dated September 2, 1994 which shares are reflected on Schedule A attached to the Second Addendum to this Agreement, and the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of those certain Unsecured Convertible Promissory Notes issued to American Home Products Corporation pursuant to the Stock and Note Purchase Agreement (and upon such conversion of the Notes, Schedule A shall be updated to include such shares), (v) the 674,127 shares of Common Stock (formerly Class B Common Stock prior to conversion of Class A Common Stock into Class B Common Stock and the renaming of all outstanding shares of Class B Common Stock pursuant to the Corporation's Certificate of Designation) issued to Investor pursuant to the Purchase Agreement which shares are reflected on Schedule A attached to the Third Addendum to this Agreement, (vi) the 35,957 shares of Common Stock issuable or issued upon exercise of the Warrant issued to Genentech, Inc. in connection with the merger of L.G. Acquisition Corp., a
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         wholly-owned subsidiary of the Company, with and into Glycomed
         Incorporated, which shares are reflected on Schedule A attached to the Fourth Addendum to this Agreement, (vii) the 189,274 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to Sankyo Company Limited pursuant to a Stock Purchase Agreement dated June 28, 1995 which shares are reflected on Schedule A attached to the Fifth Addendum to this Agreement, (viii) the 516,129 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to Abbott Laboratories pursuant to a Stock Purchase Agreement dated August 28, 1995 which shares are reflected on Schedule A attached to the Sixth Addendum to this Agreement, (ix) the 260,200 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to the Investor pursuant to the Purchase Agreement which shares are reflected on Schedule A attached to the Seventh Addendum to this Agreement, (x) the 164,474 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to the Investor pursuant to the Purchase Agreement which shares are reflected on Schedule A attached to the Eighth Addendum to this Agreement, and (xi) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i), (ii), (iii), (iv), (v), (vi), (vii), (viii) and
         (ix) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Agreement are not assigned."

         2. Schedule A of the Registration Rights Agreement is hereby restated in its entirety as attached to this Addendum.

         3.      This Addendum may be executed in one or more counterparts.

         4. This Addendum shall be binding upon the Company, Investor and each holder of Registrable Securities and each future holder of Registrable Securities pursuant to Section 2.6(a) of the Registration Rights Agreement.

         IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first above written.


S.R. ONE, LIMITED         LIGAND PHARMACEUTICALS INCORPORATED



By   [SIG]                By:
                               William L. Respess

Title: Vice President          Title: Senior Vice President, General Counsel,
                                      Government Affairs





                                      - 2-
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                                   SCHEDULE A
                                       To
                               Eighth Addendum to
                     Amended Registration Rights Agreement

=============================================================================
                Registered Name Of:                                 Shares
=============================================================================
  Abbott Laboratories                                               516,129
-----------------------------------------------------------------------------
  Abbott Laboratories                                               571,305
-----------------------------------------------------------------------------
  Alexander D. Cross, Trustee, O.A., dated 7.8.91                    11,275
-----------------------------------------------------------------------------
  Allergan Pharmaceuticals (Ireland) Ltd., Inc.                   1,353,125
-----------------------------------------------------------------------------
  American Home Products Corporation                                574,513
-----------------------------------------------------------------------------
  American Home Products Corporation                                374,626
-----------------------------------------------------------------------------
  Aspen Venture Partners, L.P.                                        2,659
-----------------------------------------------------------------------------
  Enterprise Partners                                               774,766
-----------------------------------------------------------------------------
  Enterprise Partners                                                 3,745
-----------------------------------------------------------------------------
  Genentech, Inc.                                                    35,957
-----------------------------------------------------------------------------
  Glaxo, Inc.                                                       662,755
-----------------------------------------------------------------------------
  Kleiner Perkins Caufield & Byers IV                             1,553,469
-----------------------------------------------------------------------------
  Kleiner Perkins Caufield & Byers IV                                 7,688
-----------------------------------------------------------------------------
  KPCB Zaibatsu                                                      36,082
-----------------------------------------------------------------------------
  ML Venture Partners II, L.P.                                      499,858
-----------------------------------------------------------------------------
  ML Venture Partners II, L.P.                                        2,417
-----------------------------------------------------------------------------
  Levy                                                  David         8,119
-----------------------------------------------------------------------------
  New York University                                                 8,119
-----------------------------------------------------------------------------
  Pfizer Inc.                                                     1,252,114
-----------------------------------------------------------------------------
  Respess                                               William         901
-----------------------------------------------------------------------------
  S.R. One, Limited                                                 674,127
-----------------------------------------------------------------------------
  S.R. One, Limited                                                 164,474
-----------------------------------------------------------------------------
  S.R. One, Limited                                                 260,200
-----------------------------------------------------------------------------
  Sankyo Company Limited                                            189,274
-----------------------------------------------------------------------------
  Senyei                                                Andrew       11,275
-----------------------------------------------------------------------------
  Venrock Associates II, L.P.                                         1,540
-----------------------------------------------------------------------------
  Venrock Associates                                                  3,441
-----------------------------------------------------------------------------
  Windsor Venture Lease Partners Ltd., Inc.                             283
=============================================================================
        TOTAL                                                     9,554,236
=============================================================================

                                      A-3